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                                                                      EXHIBIT 21

Subsidiaries of Registrant

                                                                                                                 % OF VOTING
                                                                                                                 SECURITIES
                                                                                   JURISDICTION OF              OWNED BY ITS
                                                                                    INCORPORATION                IMMEDIATE
                                                                                   OR ORGANIZATION               PARENT((2)
----------------------------------------------------------------------------------------------------------------------------
American International Group, Inc. (Registrant)(1)                                      Delaware                     (3)
    AIG Assurance Canada                                                                  Canada                    100%(4)
    AIG Aviation, Inc.                                                                   Georgia                    100%
    AIG Bulgaria Insurance and Reinsurance Company AD                                   Bulgaria                    100%
    AIG Capital Corporation                                                             Delaware                    100%
      International Lease Finance Corporation                                         California                  64.85%(5)
    AIG Capital Management Corp.                                                        Delaware                    100%
    AIG Claim Services, Inc.                                                            Delaware                    100%
    AIG Consumer Finance Group, Inc.                                                    Delaware                    100%
      AIG Bank Polska S.A.                                                                Poland                  97.23%
      AIG Credit S.A.                                                                     Poland                     80%
      Compania Financiera Argentina S.A.                                               Argentina                   92.7%
    AIG Credit Corp.                                                                    Delaware                    100%
      A.I. Credit Corp.                                                            New Hampshire                    100%
      Imperial Premium Finance, Inc.                                                  California                    100%
      Imperial Premium Finance, Inc.                                                    Delaware                    100%
    AIG Equity Sales Corp.                                                              New York                    100%
    AIG Federal Savings Bank                                                            Delaware                    100%
    AIG Finance Holdings, Inc.                                                          New York                    100%
      AIG Finance (Hong Kong) Limited                                                  Hong Kong                    100%
    AIG Financial Products Corp.                                                        Delaware                    100%
      AIG Matched Funding Corp.                                                         Delaware                    100%
      Banque AIG                                                                          France                     90%(6)
    AIG Funding, Inc.                                                                   Delaware                    100%
    AIG Global Investment Group, Inc.                                                   Delaware                    100%
      AIG Capital Partners, Inc.                                                        Delaware                    100%
      AIG Global Investment Corp.                                                     New Jersey                    100%
      John McStay Investment Counsel, L.P.                                                 Texas                  83.84%
    AIG Global Real Estate Investment Corp.                                             Delaware                    100%
    AIG Global Trade & Political Risk Insurance Company                               New Jersey                    100%
    A.I.G. Golden Insurance Ltd.                                                          Israel                  50.01%
    AIG Life Insurance Company                                                          Delaware                   78.9%(7)
    AIG Life Insurance Company of Canada                                                  Canada                    100%
    AIG Life Insurance Company of Puerto Rico                                        Puerto Rico                    100%
    AIG Marketing, Inc.                                                                 Delaware                    100%
    AIG Memsa, Inc.                                                                     Delaware                    100%
      Tata AIG General Insurance Company Limited                                           India                     26%
    AIG Private Bank Ltd.                                                            Switzerland                    100%
    AIG Risk Management, Inc.                                                           New York                    100%
    AIG Star Life Insurance Co., Ltd.                                                      Japan                    100%(4)
    AIGTI, Inc.                                                                         Delaware                    100%
    AIG Trading Group Inc.                                                              Delaware                    100%
      AIG International Inc.                                                            Delaware                    100%
    AIU Insurance Company                                                               New York                     52%(8)
    AIU North America, Inc.                                                             New York                    100%
    American General Corporation                                                           Texas                    100%
      American General Bancassurance Services, Inc.                                     Illinois                    100%
        USMRP, Ltd.                                                               Turks & Caicos                    100%
      AGC Life Insurance Company                                                        Missouri                    100%
        AIG Life of Bermuda, Ltd.                                                        Bermuda                    100%
        American General Life and Accident Insurance Company                           Tennessee                    100%
        American General Life Insurance Company                                            Texas                    100%
           American General Annuity Service Corporation                                    Texas                    100%

                                                                                                                 % OF VOTING
                                                                                                                 SECURITIES
                                                                                   JURISDICTION OF              OWNED BY ITS
                                                                                    INCORPORATION                IMMEDIATE
                                                                                   OR ORGANIZATION               PARENT((2)
----------------------------------------------------------------------------------------------------------------------------
           American General Enterprise Services, LLC                                    Delaware                    100%
           American General Equity Services Corporation                                 Delaware                    100%
           American General Life Companies, LLC                                         Delaware                    100%
           The Variable Annuity Life Insurance Company                                     Texas                    100%
              VALIC Retirement Services Company                                            Texas                    100%
              VALIC Trust Company                                                          Texas                    100%
        American General Property Insurance Company                                    Tennessee                  51.85%(9)
           American General Property Insurance Company of Florida                        Florida                    100%
        AIG Annuity Insurance Company                                                      Texas                    100%
        North Central Life Insurance Company                                           Minnesota                    100%
           North Central Caribbean Life, Ltd.                                              Nevis                    100%
        The Old Line Life Insurance Company of America                                 Wisconsin                    100%
        The United States Life Insurance Company in the City of New York                New York                    100%
      American General Finance, Inc.                                                     Indiana                    100%
        AGF Investment Corp.                                                             Indiana                    100%
        American General Auto Finance, Inc.                                             Delaware                    100%
        American General Finance Corporation                                             Indiana                    100%
           MorEquity, Inc.                                                                Nevada                    100%
              Wilmington Finance, Inc.                                                  Delaware                    100%
           The National Life and Accident Insurance Company                                Texas                    100%
              CommoLoCo, Inc.                                                        Puerto Rico                    100%
           Merit Life Insurance Co.                                                      Indiana                    100%
           Yosemite Insurance Company                                                    Indiana                    100%
        American General Financial Services of Alabama, Inc.                             Alabama                    100%
        HSA Residential Mortgage Services of Texas, Inc.                                Delaware                    100%
      American General Investment Management Corporation                                Delaware                    100%
      American General Realty Investment Corporation                                       Texas                    100%
      American General Assurance Company                                                Illinois                    100%
        American General Indemnity Company                                              Nebraska                    100%
        USLIFE Credit Life Insurance Company of Arizona                                  Arizona                    100%
      Knickerbocker Corporation                                                            Texas                    100%
    American Home Assurance Company                                                     New York                    100%
      AIG Hawaii Insurance Company, Inc.                                                  Hawaii                    100%
        American Pacific Insurance Company, Inc.                                          Hawaii                    100%
      American International Insurance Company                                          New York                    100%
        American International Insurance Company of California, Inc.                  California                    100%
        American International Insurance Company of New Jersey                        New Jersey                    100%
        Minnesota Insurance Company                                                    Minnesota                    100%
      American International Realty Corp.                                               Delaware                  31.47%(10)
      Pine Street Real Estate Holdings Corp.                                       New Hampshire                  31.47%(10)
      Transatlantic Holdings, Inc.                                                      Delaware                  33.63%(11)
        Transatlantic Reinsurance Company                                               New York                    100%
           Putnam Reinsurance Company                                                   New York                    100%
           Trans Re Zurich                                                           Switzerland                    100%
    American International Group Data Center, Inc.                                 New Hampshire                    100%
    American International Insurance Company of Delaware                                Delaware                    100%
    American International Life Assurance Company of New York                           New York                  77.52%(12)
    American International Reinsurance Company, Ltd.                                     Bermuda                    100%
      American International Assurance Company, Limited                                Hong Kong                    100%
        American International Assurance Company (Australia) Limited                   Australia                    100%
      American International Assurance Company (Bermuda) Limited                         Bermuda                    100%
        American International Assurance Co. (Vietnam) Limited                           Vietnam                    100%
        Tata AIG Life Insurance Company Limited                                            India                     26%

                                                                                                                 % OF VOTING
                                                                                                                 SECURITIES
                                                                                   JURISDICTION OF              OWNED BY ITS
                                                                                    INCORPORATION                IMMEDIATE
                                                                                   OR ORGANIZATION               PARENT((2)
----------------------------------------------------------------------------------------------------------------------------
      Nan Shan Life Insurance Company, Ltd.                                               Taiwan                     95%
    American International Underwriters Corporation                                     New York                    100%
    American International Underwriters Overseas, Ltd.                                   Bermuda                    100%
      AIG Europe (Ireland) Ltd.                                                          Ireland                    100%
      AIG Europe (U.K.) Limited                                                          England                    100%
      AIG Interamericana Compania de Seguros Gerais (Brazil)                              Brazil                     50%
      Universal Insurance Co., Ltd.                                                     Thailand                    100%
      La Seguridad de Centroamerica, Compania de Seguros,
        Sociedad Anonima                                                               Guatemala                    100%
      American International Insurance Company of Puerto Rico                        Puerto Rico                    100%
      La Interamerica Compania de Seguros Generales S.A.                                Colombia                    100%
      American International Underwriters G.m.b.H                                        Germany                    100%
      Underwriters Adjustment Company, Inc.                                               Panama                    100%
    American Life Insurance Company                                                     Delaware                    100%
      AIG Life (Bulgaria) Z.D. A.D.                                                     Bulgaria                    100%
      AIG Participacoes do Brasil, S.A.                                                   Brazil                    100%
      ALICO, S.A.                                                                         France                    100%
      American Life Insurance Company (Kenya) Limited                                      Kenya                   66.7%
      Pharaonic American Life Insurance Company                                            Egypt                   71.6%
    American Security Life Insurance Company, Ltd.                                   Switzerland                    100%
    American Security Life Insurance Company                                        Lichtenstein                    100%
    Birmingham Fire Insurance Company of Pennsylvania                               Pennsylvania                    100%
    China America Insurance Company, Ltd.                                               Delaware                     50%
    Commerce and Industry Insurance Company                                             New York                    100%
    Commerce and Industry Insurance Company of Canada                                    Ontario                    100%
    Delaware American Life Insurance Company                                            Delaware                    100%
    Hawaii Insurance Consultants, Ltd.                                                    Hawaii                    100%
    HSB Group, Inc.                                                                     Delaware                    100%
      The Hartford Steam Boiler Inspection and Insurance Company                     Connecticut                    100%
        Allen Insurance Company Ltd. (Bermuda)                                           Bermuda                    100%
        The Hartford Steam Boiler Inspection and Insurance Company
          of Connecticut                                                             Connecticut                    100%
        HSB Engineering Insurance Limited                                                England                    100%
           The Boiler Inspection and Insurance Company of Canada                          Canada                    100%
    The Insurance Company of the State of Pennsylvania                              Pennsylvania                    100%
    Landmark Insurance Company                                                        California                    100%
    Mt. Mansfield Company, Inc.                                                          Vermont                    100%
    National Union Fire Insurance Company of Pittsburgh, Pa.                        Pennsylvania                    100%
      American International Specialty Lines Insurance Company                            Alaska                     70%(13)
      Lexington Insurance Company                                                       Delaware                     70%(13)
        JI Accident & Fire Insurance Co. Ltd.                                              Japan                     50%
      National Union Fire Insurance Company of Louisiana                               Louisiana                    100%
      National Union Fire Insurance Company of Vermont                                   Vermont                    100%
      21st Century Insurance Group                                                    California                  33.03%(14)
        21st Century Insurance Company                                                California                    100%
        21st Century Casualty Company                                                 California                    100%
        21st Century Insurance Company of Arizona                                        Arizona                    100%
      Starr Excess Liability Insurance Company, Ltd.                                    Delaware                    100%
        Starr Excess Liability Insurance International Limited                           Ireland                    100%
    NHIG Holding Corp.                                                                  Delaware                    100%
      Audubon Insurance Company                                                        Louisiana                    100%
        Audubon Indemnity Company                                                    Mississippi                    100%
        Agency Management Corporation                                                  Louisiana                    100%
           The Gulf Agency, Inc.                                                         Alabama                    100%
      New Hampshire Insurance Company                                               Pennsylvania                    100%

                                                                                                                 % OF VOTING
                                                                                                                 SECURITIES
                                                                                   JURISDICTION OF              OWNED BY ITS
                                                                                    INCORPORATION                IMMEDIATE
                                                                                   OR ORGANIZATION               PARENT((2)
----------------------------------------------------------------------------------------------------------------------------
        AIG Europe, S.A.                                                                  France                    (15)
        AI Network Corporation                                                          Delaware                    100%
        American International Pacific Insurance Company                                Colorado                    100%
        American International South Insurance Company                              Pennsylvania                    100%
        Granite State Insurance Company                                             Pennsylvania                    100%
        New Hampshire Indemnity Company, Inc.                                       Pennsylvania                    100%
        AIG National Insurance Company, Inc.                                            New York                    100%
        Illinois National Insurance Co.                                                 Illinois                    100%
        New Hampshire Insurance Services, Inc.                                     New Hampshire                    100%
    Pharaonic Insurance Company, S.A.E.                                                    Egypt                     90%
    The Philippine American Life and General Insurance Company                       Philippines                     99%
      Pacific Union Assurance Company                                                 California                    100%
      The Philippine American General Insurance Company, Inc.                        Philippines                    100%
        Philam Insurance Company, Inc.                                               Philippines                    100%
    Risk Specialist Companies, Inc.                                                     Delaware                    100%
    AIG SunAmerica Inc.                                                                 Delaware                    100%
      SunAmerica Investments, Inc.                                                       Georgia                     50%(16)
        AIG Advisor Group, Inc.                                                         Maryland                    100%
           Advantage Capital Corporation                                                New York                    100%
           FSC Securities Corporation                                                   Delaware                    100%
           Sentra Securities Corporation                                              California                    100%
           Spelman & Co., Inc.                                                        California                    100%
           SunAmerica Securities, Inc.                                                  Delaware                    100%
      SunAmerica Life Insurance Company                                                  Arizona                    100%
        AIG SunAmerica Life Assurance Company                                            Arizona                    100%(17)
        First SunAmerica Life Insurance Company                                         New York                    100%
        Saamsun Holdings Corp.                                                          Delaware                    100%
           AIG SunAmerica Capital Services, Inc.                                        Delaware                    100%
           SAM Holdings Corporation                                                   California                    100%
              AIG SunAmerica Asset Management Corp.                                     Delaware                    100%
           Sun Royal Holdings Corporation                                             California                    100%
              Royal Alliance Associates, Inc.                                           Delaware                    100%
    United Guaranty Corporation                                                   North Carolina                   36.31%(18)
      United Guaranty Insurance Company                                           North Carolina                    100%
      United Guaranty Mortgage Insurance Company                                  North Carolina                    100%
      United Guaranty Mortgage Insurance Company of North Carolina                North Carolina                    100%
      United Guaranty Partners Insurance Company                                         Vermont                     80%
      United Guaranty Residential Insurance Company of North Carolina             North Carolina                    100%
      United Guaranty Residential Insurance Company                               North Carolina                     75%(19)
        United Guaranty Commercial Insurance Company of North Carolina            North Carolina                    100%
        United Guaranty Mortgage Indemnity Company                                North Carolina                    100%
        United Guaranty Credit Insurance Company                                  North Carolina                    100%
      United Guaranty Services, Inc.                                              North Carolina                    100%

================================================================================

(1) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(2)   Percentages include directors' qualifying shares.

(3) The common stock is owned approximately 12.0 percent by SICO, 1.8 percent by Starr and 2.2 percent by The Starr Foundation.

(4)   Indirect wholly-owned subsidiary.

(5)   Also owned 35.15 percent by National Union.

(6)   Also owned 10 percent by AIG Matched Funding Corp.

(7)   Also owned 21.1 percent by Commerce & Industry Insurance Company.

(8) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.

(9) Also owned 48.15 percent by American General Life and Accident Insurance Company.

(10)  Also owned by 11 other AIG subsidiaries.

(11)  Also owned 26.08 percent by AIG.

(12)  Also owned 22.48 percent by American Home.

(13) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.

(14) Also owned 16.85 percent by American Home, 6.34 percent by Commerce & Industry Insurance Company and 6.34 percent by New Hampshire.

(15)  100 percent to be held with other AIG companies.

(16)  Also owned 50 percent by SunAmerica Life Insurance Company.

(17)  Formerly known as Anchor National Life Insurance Company.

(18) Also owned 45.88 percent by National Union, 16.95 percent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(19) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.